November 18, 2010 Exhibit 99.1 ©2008 Solo Cup Operating Corporation

©2008 Solo Cup Operating Corporation

This presentation contains forward-looking statements. The words ‘‘anticipate,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘estimate,’’ ‘‘believe,’’ ‘‘expect,’’ ‘‘predict,’’
‘‘potential,’’ ‘‘project,’’ ‘‘could,’’ ‘‘will,’’ ‘‘should,’’ ‘‘may,’’ ‘‘would’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All statements in this presentation, other than statements of historical fact, including statements regarding our business strategy, future operations, financial position, cost savings, prospects, plans and objectives, as well as information concerning industry trends and expected actions of third parties, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such statements reflect our current assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside our control and could cause actual results to differ materially from such statements. For a detailed description of risks and uncertainties and other factors you should consider, see ‘‘Risk Factors’’ in our Annual Report on Form 10-K for the fiscal year ended December 27, 2009 and in our other filings made from time to time with the SEC.  Except as required by applicable law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.
The financial information included in this presentation includes EBITDA, or net income (loss) before interest, taxes, depreciation and amortization,
Adjusted EBITDA, gross margin before restructuring costs and net debt.  EBITDA, Adjusted EBITDA, gross margin before restructuring costs and net debt are non-GAAP financial measures as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934. EBITDA, Adjusted EBITDA and
gross margin before restructuring costs are not measures of financial performance calculated in accordance with GAAP and should not be considered as an alternative to net income (loss) or any other performance measure calculated in accordance with GAAP, or as an alternative measure of liquidity. Net debt is not a measure of financial condition calculated in accordance with GAAP and should not be considered as an alternative to total debt or other measures of financial condition calculated in accordance with GAAP.  EBITDA, Adjusted EBITDA, gross margin before restructuring charges and net debt should be viewed in addition to, and not as a substitute for, analysis of our results and financial condition reported in accordance with GAAP.  The appendix to this presentation includes a reconciliation of EBITDA, Adjusted EBITDA, gross margin before restructuring costs and net debt to the most directly comparable financial measure calculated in accordance with GAAP. We present Adjusted EBITDA, EBITDA and gross margin before restructuring costs to provide additional information regarding our current financial and operating performance because the measures exclude certain items that may not be indicative of the company’s core operating results. Further, we believe these measures and net debt provide useful information to the company and its investors, and are frequently utilized by security analysts, lenders and other parties to evaluate companies in our industry. In addition, because we have historically provided EBITDA-based measures to investors and other interested parties, in some instances as required by our financing arrangements, we believe that today’s presentation provides consistency in our financial reporting and is a useful supplemental measure in comparing our performance from period to period.

©2008 Solo Cup Operating Corporation
•
Leader in Foodservice and Consumer single-use products used to serve food and beverages in quick-serve restaurants, other foodservice settings and homes
•
Manufacture and supply a broad portfolio of products, including cups, lids, food containers, plates, bowls, portion cups and cutlery
•
Diverse materials platform
• Paper
• Polystyrene, PET and Polypropylene resins
• Foam
• Renewable resources
•
Significant domestic manufacturing footprint with multiple distribution facilities

©2008 Solo Cup Operating Corporation 4

©2008 Solo Cup Operating Corporation
Founded by Leo J. Hulseman in the 1930’s in Chicago
Solo has been a long time industry innovator
Paper cone cup in the 1940’s
2-piece wax cold cups in the 1950’s
Disposable Cozy Cup in the 1960’s
Expanded into straws and cutlery in the 1980’s
Eco-Forward Bare
™
by Solo product line in the 2000’s
In 2004, Solo, in partnership with Vestar Capital Partners, purchased SF
Holdings, including the Sweetheart, Hoffmaster and Fonda businesses
In 2007-2008, Solo sold Hoffmaster, a subsidiary in Japan and two non-
core product lines
In 2010, Solo purchased Innoware Plastic and its line of take-out containers

©2008 Solo Cup Operating Corporation
Equity
Common – SCC Holding Company LLC
Preferred – Vestar Capital Partners IV, L.P. and affiliates
Debt
8.5% Senior Subordinated Notes due 2014 $325 million
10.5% Senior Secured Notes due 2013 $300 million
Asset-Based Revolving Credit Facility due 2013 $200 million limit
(Balance $94 million at September 26, 2010)

No scheduled principal payments until 2013-2014
Ample Operating Flexibility

©2008 Solo Cup Operating Corporation
The purchase and integration of Sweetheart into Solo significantly under-performed expectations
While multiple plants were closed, manufacturing synergies were not achieved
Sales and administrative efficiencies were slow to be captured and these costs initially increased
Solo’s financial statements were restated
Leverage increased to unacceptable levels
At the end of 2006:
Vestar took control of the Board of Directors
A new management team was recruited
Financial covenants were re-negotiated
An asset disposal plan was put into effect

©2008 Solo Cup Operating Corporation

•
Comprehensive effort
to improve efficiency
on all manufacturing
and distribution assets
•
Reduce fixed costs
including
consolidating North
American
manufacturing
facilities from 32 in
2004 to 13
•
Broad procurement
initiative
•
Manage SG&A costs
Reduce Costs
Enhance
Operational
Productivity
Divest Non-Core
Assets
Improve Profits
• Rationalize SKUs
• Enforce commercial
arrangements
• Optimize account and
product value
• Establish superior
customer service
• Transform sales and
marketing
effectiveness
• Sale-leaseback
• Uncoated white
paper plates
• Hoffmaster
• Japanese subsidiaries
• Dairy packaging
product line
•
Improve productivity
of existing
manufacturing assets
•
Invest in state-of-the-
art manufacturing
equipment
•
Optimize utilization of
most efficient
manufacturing assets
•
Increase return on
invested capital
•
Reduce inventory
levels
From Fiscal Year 2006 to the 52-week period ended September 27, 2009, gross margin increased from 9.5% to 13.1%

©2008 Solo Cup Operating Corporation
Solo began to take back or maintain market share, capitalizing on several years of performance and cost improvement initiatives:
Over $200 million of capital investment
Significant cost improvement
5 plants and 1 distribution center closed
Performance Improvement Plan – Continuous improvement
institutionalized in culture
July 2009 refinancing improved operating flexibility

We have completed one full year of volume improvement

©2008 Solo Cup Operating Corporation
Continued unemployment has dampened overall Food and Drink
Disposables  industry demand, resulting in excess capacity
Foodservice down (Technomic)
Retail flat (Nielsen)
Resin prices have been volatile and paper prices have continued to increase
There has been unusual resistance by customers to price increases related to raw material cost increases

Near-term profitability adversely impacted

Negative Spread*:  The third quarter is an improvement over the second quarter
While negative spread is $69 million, adjusted EBITDA is only down $34 million.
How did Solo recover $35 million of negative spread?
Increased volume
Cost reductions from PIP and Highland Park closures
Capital investment benefits
Improved results from International subsidiaries
Innoware Plastic (Creative Carryouts
®
) acquisition
Controlled discretionary spending
*Raw material change vs. customer pricing change
($ in millions)
ADJUSTED
vs. 2009 SPREAD EBITDA
1Q10
($17.5) ($8.5)
2Q10
(36.6) (18.0)
3Q10
(15.1) (7.7)
Y-T-D
($69.2) ($34.2)
Refer to Appendix for reconciliation of net income (loss) to Adjusted EBITDA
©2008 Solo Cup Operating Corporation

Continue to invest in capital to improve throughput
Purchased Innoware Plastic in order to participate more quickly in growing Take-Out category
Announced closure of 3 manufacturing facilities, move to continuous operations in order to reduce fixed costs
Revamped Sales & Operations Planning (S&OP) process to improve customer service and eventually reduce inventory investment
Significant focus on Product and Customer Profitability
Investment in consulting resources (The Hackett Group)

Solo has invested for both near- and long-term success
©2008 Solo Cup Operating Corporation

2007 2008 2009 2010
Assets out:
Net book value of assets sold or taken out of service 8 $         42 $       25 $       3 $         *
Plant Closures/Restructuring Costs 2            11          11          -
Closed Plant Inefficiencies -         7            1            1
10 $       60 $       37 $       4 $
*Accelerated depreciation charged 29 $
Assets in:
Capital Investments 47 $       80 $       72 $       38 $
Acquisition -         -         -         24 $
Proceeds from asset sales reduced debt:
Sale of Hoffmaster business 170 $
Sale and leaseback of manufacturing facilities 130
Sale of Japanese business 42
Sale of other property, plant and equipment 41
383 $
©2008 Solo Cup Operating Corporation

New Foodservice Products:
Creative Carryouts
®
plastic food containers
Bare™ by Solo
Reveal™ polypropylene cups and lids
Duo Shield™ insulated hot cup
Continued Channel Expansion:
Deli takeout
Office supply
Foodservice Channel
©2008 Solo Cup Operating Corporation

New Consumer Products:
Solo Squared™ cups, plates and bowls
Heavy Duty line of paper products
Bare™ by Solo
Specialty seasonal products
It’s My Solo Cup™
Expanded Channel Areas of Focus:
Value channel stores (i.e. dollar stores)
Club stores
Mass retailers

Consumer Channel
©2008 Solo Cup Operating Corporation

Recyclable
Materials
Compostable
Materials
After-use
Uncoated paper, wax-
coated paper, plant-
based plastic
coatings
Material
Reduction
Recycled
Content
Materials
Renewable
Materials
Pre-use
Polystyrene foam
90% air
Renewable
content, such as
sugar cane and
paper
Recycled paper
and plastic
content
PET and recycled
PET plastic
Bare™: Bringing Alternative Resources for the Environment
• A full line single-use packaging brand for the Foodservice industry with a broad environmental platform
©2008 Solo Cup Operating Corporation

Recent Gross Margin Impacted by Industry Economics

(1)
Refer to appendix for reconciliation of Gross Margin to Gross Margin Before Restructuring Costs
©2008 Solo Cup Operating Corporation
2008 2009 2010
1Q 15.3% 12.0% 11.1%
2Q 15.2% 17.1% 11.8%
3Q 14.1% 15.4% 12.1%
4Q 11.9% 13.3%
Gross Margin Before Restructuring Costs
(1)

Economic headwinds slow progress

©2008 Solo Cup Operating Corporation
Quarterly Adjusted EBITDA
(1)
($ in millions)
2010 2009 2008 2007
1Q 20.3 $   28.8 $    51.3 $    7.4 $
2Q 28.2 46.2 54.5 46.0
3Q 28.8 36.5 41.7 33.9
3Q YTD 77.3 111.5 147.5 87.3
4Q 33.3 37.8 54.8
Full Year* 110.6 $ 144.8 $  185.3 $  142.1 $
*(2010 trailing 4 quarters)
(1)
Refer to Appendix for a reconciliation from net income (loss) to EBITDA and Adjusted EBITDA

©2008 Solo Cup Operating Corporation
($ in millions)
2009 2010
Operating Cash Flow
Q1 27 $      (25) $     *
Q2 58 (32) *
Q3 34 28
Total 119 $    (29) $
*Temporary increase in inventory to revamp S&OP process
and insure service levels
Net Debt
(1)
Q4 2009 606 $
Q1 2010 650
Q2 2010 718
Q3 2010 694
(1)
Refer to Appendix for a reconciliation from Total Debt to Net Debt

Well Known Branded & Private Label Product offering
Leader in Foodservice and Consumer disposables
Broad product portfolio using diverse materials
Strong customer relationships
Investing for Long-Term Success
Cost and efficiency improvement
New products
Comprehensive manufacturing and distribution system
Improved Financial Position
Successful refinancing
Ample operating flexibility

We implemented strategic initiatives designed to
position the company for future profitability
©2008 Solo Cup Operating Corporation

©2008 Solo Cup Operating Corporation

Reconciliation of gross margin to gross margin before restructuring costs
$ Millions Q3 2010 Q2 2010 Q1 2010 Q4 2009 Q3 2009 Q2 2009 Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008
Net sales 409.6 $  419.2 $  344.9 $  387.0 $  370.1 $  395.8 $  349.6 $  404.3 $  462.1 $  518.8 $  461.8 $
Gross profit (as reported) 27.4       32.6       38.3       50.9       53.8       64.4       37.3       43.5       60.0       76.3       67.9
Accelerated depreciation 18.2       10.5       -        -        -        -        -        -        -        -        -
Plant closure expenses and severance cost 1.4         6.5         -        0.7         3.3         2.9         4.0         2.4         4.8         0.5         1.1
Closed plant inefficiencies 0.9         -        -        -        -        0.2         0.8         2.3         0.4         2.1         1.8
Pension plan curtailment loss 1.5         -        -        -        -        -        -        -        -        -        -
Gross profit before restructuring costs 49.4 $    49.6 $    38.3 $    51.6 $    57.1 $    67.5 $    42.1 $    48.2 $    65.2 $    78.9 $    70.8 $
Gross margin before restructuring costs 12.1% 11.8% 11.1% 13.3% 15.4% 17.1% 12.0% 11.9% 14.1% 15.2% 15.3%

©2008 Solo Cup Operating Corporation

Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
$ Millions Q3 2010 Q2 2010 Q1 2010 Q4 2009 Q3 2009 Q2 2009 Q1 2009
Net income (loss) from continuing operations (GAAP measure) (30.7) $ (39.8) $ (16.5) $ (4.5) $   (27.9) $ 6.9 $     (10.2) $
Interest expense, net 18.3 17.4 17.1 17.7 20.0 22.4 14.6
Income tax provision (benefit) - 1.7 0.5 (1.1) 0.8 (0.1) (6.0)
Depreciation and amortization 35.3 29.7 17.0 18.1 17.4 16.6 17.9
EBITDA (non-GAAP measure) 22.9 9.0 18.1 30.2 10.3 45.8 16.3
(Gain)/loss on asset disposals 0.7 1.0 1.0 1.5 5.0 0.2 2.3
Foreign currency exchange (gain)/loss (0.8) - 1.4 (0.2) 0.1 (3.3) 0.9
Asset impairment 3.4 13.2 - - 17.2 - -
Plant closure expenses and severance cost 1.4 6.5 - 1.8 4.1 3.1 4.4
Closed plant inefficiencies 0.9 - - - - 0.2 0.8
Contractual resolution charge - - - - - - 3.9
Long-term incentive plan (1.2) 0.2 (0.2) - (0.2) 0.2 0.2
Other non-cash items 1.5 (1.7) - - - - -
Sale/Leaseback Pro-Forma Adjustment - - - - - - -
Adjusted EBITDA (non-GAAP measure) 28.8 $   28.2 $   20.3 $   33.3 $   36.5 $   46.2 $   28.8 $

©2008 Solo Cup Operating Corporation

Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
$ Millions Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007
Net income (loss) from continuing operations (GAAP measure) (13.5) $ (7.8) $   8.4 $     0.6 $     24.4 $   3.7 $     0.7 $     (34.8) $
Interest expense, net 15.3 14.8 15.3 16.2 17.1 19.0 27.9 21.1
Income tax provision (benefit) (2.4) (1.2) 5.5 0.2 (17.9) 0.7 (2.9) 0.6
Depreciation and amortization 18.0 19.1 19.9 20.8 22.9 22.3 22.7 23.0
EBITDA (non-GAAP measure) 17.4 24.9 49.1 37.8 46.5 45.7 48.4 9.9
(Gain)/loss on asset disposals 4.0 6.5 2.0 10.1 3.0 (10.2) (1.7) 0.4
Foreign currency exchange (gain)/loss 10.9 4.4 (0.4) (0.8) (0.5) (1.9) (1.3) (0.4)
Asset impairment 0.6 - - - 3.0 - 2.6 -
Plant closure expenses and severance cost 3.7 4.8 0.9 1.6 1.8 - - -
Closed plant inefficiencies 2.3 0.4 2.1 1.8 - - - -
Contractual resolution charge - - - - - - - -
Long-term incentive plan (1.1) 0.7 0.8 0.8 0.9 - - -
Other non-cash items - - - - 0.1 0.3 0.7 0.3
Sale/Leaseback Pro-Forma Adjustment - - - - - - (2.7) (2.8)
Adjusted EBITDA (non-GAAP measure) 37.8 $   41.7 $   54.5 $   51.3 $   54.8 $   33.9 $   46.0 $   7.4 $

©2008 Solo Cup Operating Corporation

Reconciliation of Total Debt to Net Debt:
Q3 2010 Q2 2010 Q1 2010 Q4 2009
Long-Term Debt, net of current maturities 718.3 $   739.2 $   677.8 $   635.3 $
Current maturities of long-term debt 0.5          0.5          0.4          0.8
Total Debt (GAAP measure) 718.8      739.7      678.2      636.1
Less:  Cash and cash equivalents (24.6)       (22.0)       (28.4)       (30.0)
Net Debt (non-GAAP measure) 694.2 $   717.7 $   649.8 $   606.1 $